UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

Sow Good Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42037	27-2345075
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sow Good Inc.

1440 N Union Bower Rd

Irving, TX 7506

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (214) 623-6055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SOWG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Share Purchase Agreement

On August 21, 2026, SOWG Tanzania Inc., a Delaware corporation and wholly owned subsidiary of Sow Good Inc. (the “Company”), and the Company entered into the Deed of Amendment to Share Purchase Agreement (the “Amendment”) with Ryzon Materials Limited, an Australian unlisted public company (“Ryzon”), Uranex Tanzania Limited (“Uranex”), Magnis Technologies (Tanzania) Limited (“Magnis Tech”), and Uranex ESIP Pty Limited (“Uranex ESIP” and, together with Ryzon, Uranex and Magnis Tech, the “Sellers”) to the previously announced Share Purchase Agreement (the “SPA”), dated April 20, 2026. The Amendment restructures the transaction to provide for SOWG Tanzania Inc. subscribing for newly issued shares representing 99.97% of the issued share capital of each of Uranex and Magnis Tech directly pursuant to the Investment and Share Subscription Agreement described below, with the Sellers retaining the remaining 0.03% as bare nominees for the Company. In addition, the Amendment, among other things, clarifies the value of the Consideration (as defined in the SPA) to be received under the SPA as AUD$96,413,866.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Subscription Agreement

In connection with the Amendment, August 21, 2026, the Company entered into an Investment and Share Subscription Agreement (the “Subscription Agreement”) with the Sellers. Pursuant to the Subscription Agreement, Uranex and Magnis Tech will collectively issue 343,331 Ordinary Shares at a total subscription price of TZS 343,331,000 (approximately $129,559) representing 99.97% of the issued share capital of each of Uranex and Magnis Tech. The Subscription Agreement contains a number of representations and warranties made by the Company, Uranex, and Magnis Tech solely for the benefit of the parties, which in certain cases are subject to specified exceptions and materiality, knowledge and other qualifications contained in the Subscription Agreement. The Subscription Agreement also contains certain customary covenants and conditions to closing.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
2.1	Deed of Amendment to Share Purchase Agreement
10.1	Investment and Share Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOW GOOD INC.

Date: August 27, 2026	By:	/s/ Yisroel Goldberg
Yisroel Goldberg
Chief Executive Officer

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